DWS Latin America Equity Fund
Summary Prospectus | March 1, 2026

Class/Ticker	A	SLANX	C	SLAPX	INST	SLARX	S	SLAFX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated March 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 72), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 128) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	1.00	1.00	1.00	1.00
Distribution/service (12b-1) fees	0.24	0.98	None	None
Other expenses[2]	0.40	0.37	0.32	0.35
Total annual fund operating expenses	1.64	2.35	1.32	1.35
Fee waiver/expense reimbursement	0.25	0.21	0.18	0.21
Total annual fund operating expenses after fee waiver/expense reimbursement	1.39	2.14	1.14	1.14
1
Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2
“Other expenses” are restated to exclude fees related to proxy expenses. “Other expenses” would have been 0.41%, 0.38%, 0.33% and 0.36% for Class A, Class C, Institutional Class and Class S, respectively, had proxy expenses been included.
The Advisor has contractually agreed through February 28, 2027 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.39%, 2.14%, 1.14% and 1.14% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See Class C Shares in the Choosing a Share Class section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$708	$317	$116	$116
3	1,040	713	401	407
5	1,393	1,236	706	719
10	2,387	2,493	1,575	1,606
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$708	$217	$116	$116
3	1,040	713	401	407
5	1,393	1,236	706	719
10	2,387	2,493	1,575	1,606
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean.
Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.
The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (grade BB/Ba and below). The fund may also invest as much as 10% of net assets in debt securities rated B or lower.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
■
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
■
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
■
Analysis of regional themes. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.
Portfolio management generally considers environmental, social and governance (ESG) factors, that it believes to be financially material, in its fundamental research process and when making investment decisions. In evaluating ESG issues, portfolio management refers to internal and external ESG research.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund is expected to trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026

the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026

exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Latin America risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities, as well as the trade policies of their trading partners. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the US dollar, and devaluation, all of which could decrease the value of the fund. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact fund performance.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund. The fund typically invests a large portion of its assets in common stocks of companies in Brazil, and, therefore, adverse developments in Brazil may have a significant impact on the fund’s performance. Investments in Brazil are subject to foreign investment risk, currency risk, Latin America risk and emerging markets risk, among other risks described herein.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors that could impact expectations of future earnings. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the securities will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties,

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026

issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to market performance as measured by one or more indexes. The fund’s average annual total returns are compared to a required broad-based securities market index and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	36.08%	December 31, 2020
Worst Quarter	-42.52%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/29/2001	45.17	6.34	12.15
After tax on distribu- tions		43.93	4.77	11.08
After tax on distribu- tions and sale of fund shares		27.58	4.62	9.82
Class C before tax	5/29/2001	51.84	6.80	11.97
INST Class before tax	2/2/2015	54.41	7.87	13.09
Class S before tax	12/8/1992	54.39	7.87	13.09
MSCI Emerging Markets (EM) Latin America Index (reflects no deduc- tion for fees or expenses)		54.81	8.65	8.79
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Itaú USA Asset Management, Inc.
Portfolio Manager(s)
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A, C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026

To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 801 Pennsylvania Ave Suite 219151 Kansas City, MO 64105-1307
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Latin America Equity Fund
Summary Prospectus March 1, 2026 DLAF-SUM